UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/14/2006

American Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

(858) 676-1112
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) The reclassification described herein does not affect the Company's financial statements for the fiscal year ended September 30, 2005, and has no impact on the revenue or gross profits (loss) reported for current year business segment data. The reclassification also has no impact on the Company's balance sheets, statements of operations or statements of cash flows for the quarters ended December 31, 2005 and March 31, 2006.
Effective at the beginning of fiscal year 2006, American Technology Corporation (the "Company") changed the composition of its two reportable business segments to reflect that management had shifted responsibility for the cruise ship end-user category from the Government and Force Protection Systems Group (Government Group) to the Commercial Products Group (Commercial Group). For the fiscal year ended September 30, 2005, sales to cruise ship customers were included in the Government Group, and for the first two quarters of fiscal 2006, sales to cruise ship customers were included in the Commercial Group. The notes to interim financial statements included in the Company's Forms 10-Q for the first and second quarters of fiscal 2006, and management's discussion and analysis included in each such report, reported segment revenue and gross profit (loss) for the comparable fiscal 2005 periods using the presentation as originally reported for the fiscal 2005 periods, reflecting revenues from cruise ship end-user customers in the Government Group.
On June 9, 2006, the Audit Committee of the Company's Board of Directors (the "Audit Committee"), upon the recommendation of management and after consulting with Swenson Advisors LLP, the Company's independent registered public accountants, determined that it would be appropriate, in accordance with the requirements of Statement of Financial Accounting Standards No. 131 - Disclosures about Segments of an Enterprise and Related Information, to amend the Forms 10-Q filed for the first and second quarters of fiscal 2006, to reclassify the prior period reportable segment data to conform to the presentation used for the 2006 periods, and to revise management's discussion and analysis in each such report to reflect such presentation. The reportable segment data is contained in Note 12 to the interim financial statements for the fiscal quarter ended December 31, 2005, and Note 16 to the interim financial statements for the fiscal quarter ended March 31, 2006.   The Audit Committee determined that investors should not rely on the 2005 period information contained in those notes, and should instead rely on the information included in the Forms 10-Q/A discussed below.
The reclassifications are reflected in Forms 10-Q/A for the periods ended December 31, 2005 and March 31, 2006, filed on the date of this report.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Technology Corporation

Date: June 15, 2006	By:	/s/ John R. Zavoli
John R. Zavoli
President and Chief Operating Officer